Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
FOR THREE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

		THREE MONTHS ENDED

		(5)	Amounts	(5)		Percent of Sales
		January 27,		January 28,	% Over	January 27,	January 28,
		2019		2018	(Under)	2019	2018

Net sales		$77,226		85,310	(9.5)%	100.0%	100.0%
Cost of sales	(1)	63,103		67,707	(6.8)%	81.7%	79.4%
Gross profit		14,123		17,603	(19.8)%	18.3%	20.6%

Selling, general and
administrative expenses	(3)	10,038		9,959	0.8%	13.0%	11.7%
Restructuring credit	(2)	(214)		-	100.0%	(0.3)%	0.0%
Income from operations		4,299		7,644	(43.8)%	5.6%	9.0%

Interest expense		-		31	(100.0)%	0.0%	0.0%
Interest income		(251)		(132)	90.2%	(0.3)%	(0.2)%
Other expense		288		229	25.8%	0.4%	0.3%
Income before income taxes		4,262		7,516	(43.3)%	5.5%	8.8%

Income taxes*	(4)	1,225	(4)	8,208	(85.1)%	28.7%	109.2%

(Income) loss from investment in unconsolidated joint venture		(23)		56	(141.1)%	(0.0)%	0.1%
Net income (loss)		3,060		(748)	(509.1)%	4.0%	(0.9)%
Plus: Net loss attributable to non-controlling interest		94		-	100.0%	0.1%	0.0%
Net income (loss) attributable to Culp Inc. common shareholders		$3,154		(748)	(521.7)%	4.1%	(0.9)%

Net income (loss) attributable to Culp Inc. common shareholders per share - basic		$0.25		$(0.06)	(516.7)%
Net income (loss) attributable to Culp Inc. common shareholders per share - diluted		$0.25		$(0.06)	(516.7)%
Average shares outstanding-basic		12,438		12,436	0.0%
Average shares outstanding-diluted		12,465		12,436	0.2%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Cost of sales for the three-month period ending January 27, 2019, includes a $514 restructuring related charge for operating costs associated with our closed upholstery fabrics plant facility located in Anderson, SC.

(2)
The $214 restructuring credit represents a $362 gain on the sale of the building and land associated with our closed Anderson, SC upholstery fabrics plant facility, partially offset by a $148 charge for employee termination benefits.

(3)
Selling, general, and administrative expenses for the three-month period ending January 27, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics plant facility.

(4)
Income taxes for the three-month periods ending January 27, 2019 and January 28, 2018, include provisional adjustments related to the Tax Cuts and Jobs Act (TCJA) enacted on December 22, 2017. We recorded an income tax benefit of $593 and an income tax charge of $5.9 million for the three month periods ending January 27, 2019 and January 28, 2018, respectively.

(5)
See page 8 for our reconciliation of selected income statement information to adjusted results for the three-month periods ending January 27, 2019 and January 28, 2018, that exclude the adjustments noted above.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR NINE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

			NINE MONTHS ENDED

			(6)	Amounts	(6)		Percent of Sales
			January 27,		January 28,	% Over	January 27,	January 28,
			2019		2018	(Under)	2019	2018

Net sales			$225,705		245,541	(8.1)%	100.0%	100.0%
Cost of sales	(1)	(3)	187,697		195,668	(4.1)%	83.2%	79.7%
Gross profit			38,008		49,873	(23.8)%	16.8%	20.3%

Selling, general and
administrative expenses	(3)	(4)	28,174		28,876	(2.4)%	12.5%	11.8%
Restructuring credit	(2)		(825)		-	100.0%	(0.4)%	0.0%
Income from operations			10,659		20,997	(49.2)%	4.7%	8.6%

Interest expense			38		69	(44.9)%	0.0%	0.0%
Interest income			(552)		(391)	41.2%	(0.2)%	(0.2)%
Other expense			688		903	(23.8)%	0.3%	0.4%
Income before income taxes			10,485		20,416	(48.6)%	4.6%	8.3%

Income taxes*	(5)		3,407	(5)	11,956	(71.5)%	32.5%	58.6%

Loss from investment in unconsolidated joint venture			109		249	(56.2)%	0.0%	0.1%
Net income			6,969		8,211	(15.1)%	3.1%	3.3%
Plus: Net loss attributable to non-controlling interest			75		-	(100.0)%	0.0%	0.0%
Net income attributable to Culp Inc. common shareholders			$7,044		8,211	(14.2)%	3.1%	3.3%

Net income attributable to Culp Inc. common shareholders per share - basic			$0.56		$0.66	(15.2)%
Net income attributable to Culp Inc. common shareholders per share - diluted			$0.56		$0.65	(13.8)%
Average shares outstanding-basic			12,488		12,425	0.5%
Average shares outstanding-diluted			12,593		12,626	(0.3)%

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Notes

(1)
Cost of sales for the nine-month period ending January 27, 2019, includes restructuring related charges totaling $2.3 million, of which $1.6 million pertains to inventory markdowns and $784 pertains to operating costs associated with our closed upholstery fabrics plant facility located in Anderson, SC.

(2)
The $825 restructuring credit represents a $1.5 million gain on the sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics plant facility, partially offset by a charge of $661 for employee termination benefits.

(3)
During the nine-month period ending January 27, 2019, our mattress fabrics segment incurred non-recurring charges totaling $248 that pertained to employee termination benefits and other operational reorganization costs. Of the $248 total non-recurring charge, $159 and $89 were recorded in cost of sales and selling, general, and administrative expenses, respectively.

(4)
Selling, general, and administrative expenses for the nine-month period ending January 27, 2019, includes a $469 non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics plant facility.

(5)
Income taxes for the nine-month periods ending January 27, 2019 and January 28, 2018, include provisional adjustments related to the TCJA enacted on December 22, 2017. We recorded an income tax benefit of $593 and an income tax charge of $5.9 million for the nine month periods ending January 27, 2019 and January 28, 2018, respectively.

(6) See page 9 for our reconciliation of selected income statement information to adjusted results for the nine-month periods ending January 27, 2019 and January 28, 2018, that exclude the adjustments noted above.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 27, 2019, JANUARY 28, 2018 AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	Amounts
	(Condensed)		Increase
	January 27,	January 28,	(Decrease)		* April 29,
	2019	2018	Dollars	Percent	2018

Current assets
Cash and cash equivalents	$26,418	22,428	3,990	17.8%	21,228
Short-term investments - Available for Sale	-	2,472	(2,472)	(100.0)%	2,451
Short-term investments - Held-To-Maturity	13,544	17,206	(3,662)	(21.3)%	25,759
Accounts receivable	26,142	26,097	45	0.2%	26,307
Inventories	55,415	55,651	(236)	(0.4)%	53,454
Other current assets	2,954	3,114	(160)	(5.1)%	2,870
Total current assets	124,473	126,968	(2,495)	(2.0)%	132,069

Property, plant & equipment, net	50,129	51,838	(1,709)	(3.3)%	51,794
Goodwill	27,222	11,462	15,760	137.5%	13,569
Intangible assets	10,542	1,397	9,145	654.6%	4,275
Deferred income taxes	3,224	1,942	1,282	66.0%	1,458
Long-term Investments - Held-To-Maturity	-	13,625	(13,625)	(100.0)%	5,035
Long-term Investments - Rabbi Trust	6,834	7,176	(342)	(4.8)%	7,326
Investment in unconsolidated joint venture	1,512	1,518	(6)	(0.4)%	1,501
Other assets	972	918	54	5.9%	957

Total assets	$224,908	216,844	8,064	3.7%	217,984

Current liabilities
Accounts payable - trade	$28,401	32,434	(4,033)	(12.4)%	27,237
Accounts payable - capital expenditures	91	1,554	(1,463)	(94.1)%	1,776
Deferred revenue	492	-	492	100.0%	809
Accrued expenses	9,740	8,842	898	10.2%	9,325
Accrued restructuring costs	228	-	228	100.0%	-
Income taxes payable - current	642	1,580	(938)	(59.4)%	1,437
Total current liabilities	39,594	44,410	(4,816)	(10.8)%	40,584

Accrued expenses - long-term	-	-	-	0.0%	763
Contingent consideration - Earn-Out Obligation	5,781	-	5,781	100.0%	-
Income taxes payable - long-term	3,294	10,940	(7,646)	(69.9)%	3,758
Deferred income taxes	2,225	2,096	129	6.2%	2,150
Deferred compensation	6,782	7,216	(434)	(6.0)%	7,353

Total liabilities	57,676	64,662	(6,986)	(10.8)%	54,608

Shareholders' equity
Shareholders' equity attributable to Culp Inc.	162,775	152,182	10,593	7.0%	163,376
Non-controlling interest	4,457	-	4,457	100.0%	-
	167,232	152,182	15,050	9.9%	163,376

Total liabilities and
shareholders' equity	$224,908	216,844	8,064	3.7%	217,984

Shares outstanding	12,368	12,450	(82)	(0.7)%	12,450

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
SUMMARY OF CASH AND INVESTMENTS
JANUARY 27, 2019, JANUARY 28, 2018, AND APRIL 29, 2018
Unaudited
(Amounts in Thousands)

	Amounts
	January 27,	January 28,	April 29,
	2019	2018	2018*

Cash and cash equivalents	$26,418	$22,428	$21,228

Short-term investments - Available for Sale	-	2,472	2,451

Short-term investments - Held-To-Maturity	13,544	17,206	25,759

Long-term investments - Held-To-Maturity	-	13,625	5,035

Total Cash and Investments	$39,962	$55,731	$54,473

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 27,	January 28,
	2019	2018

Cash flows from operating activities:
Net income	$6,969	8,211
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	6,087	5,679
Amortization	592	248
Stock-based compensation	373	2,422
Deferred income taxes	(1,691)	(3,020)
Realized loss on sale of short-term investments (Available for Sale)	94	-
Gain on sale of property, plant, and equipment	(1,456)	-
Loss from investment in unconsolidated joint venture	109	249
Foreign currency exchange loss	12	133
Changes in assets and liabilities, net of effects of acquisition of businesses:
Accounts receivable	(38)	(923)
Inventories	(658)	(3,275)
Other current assets	(43)	(27)
Other assets	6	(37)
Accounts payable	486	1,715
Deferred revenue	(317)	-
Accrued expenses and deferrred compensation	(1,513)	(1,608)
Accrued restructuring costs	228	-
Income taxes	(1,155)	11,702
Net cash provided by operating activities	8,085	21,469

Cash flows from investing activities:
Net cash paid for acquistion of businesses	(12,096)	-
Capital expenditures	(2,954)	(6,657)
Proceeds from the sale of property, plant, and equipment	1,894	6
Investment in unconsolidated joint venture	(120)	(661)
Proceeds from the sale of short-term investments (Held to Maturity)	17,150	-
Proceeds from the sale of short-term investments (Available for Sale)	2,458	-
Purchase of short-term investments (Available for Sale)	(10)	(37)
Proceeds from the sale of long-term investments (Rabbi Trust)	1,233	57
Purchase of long-term investments (Rabbi Trust)	(795)	(1,699)
Premium payment on life insurance policy	-	(18)
Net cash provided by (used in) investing activities	6,760	(9,009)

Cash flows from financing activities:
Proceeds from line of credit	12,000	10,000
Payments on line of credit	(12,000)	(10,000)
Payments on vendor-financed capital expenditures	(1,412)	(3,750)
Dividends paid	(3,493)	(5,722)
Common stock surrendered for withholding taxes payable	(1,303)	(1,530)
Common stock repurchased	(3,316)	-
Payments of debt issuance costs	(50)	-
Proceeds from common stock issued	-	111
Net cash used in financing activities	(9,574)	(10,891)

Effect of exchange rate changes on cash and cash equivalents	(81)	64

Increase in cash and cash equivalents	5,190	1,633

Cash and cash equivalents at beginning of period	21,228	20,795

Cash and cash equivalents at end of period	$26,418	22,428

Free Cash Flow (1)	$5,850	8,811

(1) Free Cash Flow reconciliation is as follows:
	FY 2019	FY 2018
A) Net cash provided by operating activities	$8,085	21,469
B) Minus: Capital Expenditures	(2,954)	(6,657)
C) Plus: Proceeds from the sale of property, plant, and equipment	1,894	6
D) Minus: Capital ExpendituresInvestment in unconsolidated joint venture	(120)	(661)
E) Minus: Capital ExpendituresPayments on vendor-financed capital expenditures	(1,412)	(3,750)
F) Plus: Proceeds from the sale of long-term investments (Rabbi Trust)	1,233	57
G) Minus: Purchase of long-term investments (Rabbi Trust)	(795)	(1,699)
H) Minus: Premium payment on life insurance policy	-	(18)
I) Effects of exchange rate changes on cash and cash equivalents	(81)	64
	$5,850	8,811

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(Unaudited)
(Amounts in thousands)

		THREE MONTHS ENDED

		Amounts			Percent of Total Sales
		January 27,	January 28,	% Over	January 27,	January 28,
Net Sales by Segment		2019	2018	(Under)	2019	2018

Mattress Fabrics		$35,732	49,042	(27.1)%	46.3%	57.5%
Upholstery Fabrics		37,104	36,268	2.3%	48.0%	42.5%
Home Accessories		4,390	-	100.0%	5.7%	0.0%

Net Sales		$77,226	85,310	(9.5)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics		$5,963	10,146	(41.2)%	16.7%	20.7%
Upholstery Fabrics		7,624	7,457	2.2%	20.5%	20.6%
Home Accessories		1,050	-	100.0%	23.9%	0.0%
Subtotal		14,637	17,603	(16.8)%	19.0%	20.6%

Restructuring related charges	(1)	(514)	-	100.0%	(0.7)%	0.0%

Gross Profit		14,123	17,603	(19.8)%	18.3%	20.6%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics		$2,755	3,309	(16.7)%	7.7%	6.7%
Upholstery Fabrics		3,825	3,947	(3.1)%	10.3%	10.9%
Home Accessories		1,361	-	100.0%	31.0%	0.0%
Unallocated Corporate expenses		1,628	2,703	(39.8)%	2.1%	3.2%
Subtotal		9,569	9,959	(3.9)%	12.4%	11.7%

Other non-recurring charges	(1)	429	-	100.0%	0.6%	0.0%
Restructuring related charges	(1)	40	-	100.0%	0.1%	0.0%
Selling, General and Administrative Expenses		$10,038	9,959	0.8%	13.0%	11.7%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics		$3,208	6,837	(53.1)%	9.0%	13.9%
Upholstery Fabrics		3,799	3,510	8.2%	10.2%	9.7%
Home Accessories		(311)	-	100.0%	(7.1)%	0.0%
Unallocated corporate expenses		(1,628)	(2,703)	(39.8)%	(2.1)%	(3.2)%
Subtotal		$5,068	7,644	(33.7)%	6.6%	9.0%

Other non-recurring charges	(1)	(429)	-	100.0%	(0.6)%	0.0%
Restructuring credit and related charges	(1)	(340)	-	100.0%	(0.4)%	0.0%

Operating income		4,299	7,644	(43.8)%	5.6%	9.0%

Depreciation Expense by Segment

Mattress Fabrics		$1,752	1,757	(0.3)%
Upholstery Fabrics		182	209	(12.9)%
Home Accessories		97	-	100.0%
Depreciation Expense		$2,031	1,966	3.3%

Notes

(1)	See page 8 for detailed description of charges.

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(Unaudited)
(Amounts in thousands)

		NINE MONTHS ENDED

		Amounts			Percent of Total Sales
		January 27,	January 28,	% Over	January 27,	January 28,
Net Sales by Segment		2019	2018	(Under)	2019	2018

Mattress Fabrics		$107,335	146,072	(26.5)%	47.6%	59.5%
Upholstery Fabrics		106,611	99,469	7.2%	47.2%	40.5%
Home Accessories		11,759	-	100.0%	5.2%	0.0%

Net Sales		$225,705	245,541	(8.1)%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics		$17,050	29,641	(42.5)%	15.9%	20.3%
Upholstery Fabrics		20,031	20,232	(1.0)%	18.8%	20.3%
Home Accessories		3,435	-	100.0%	29.2%	0.0%
Subtotal		40,516	49,873	(18.8)%	18.0%	20.3%

Other non-recurring charges	(1)	(159)	-	100.0%	(0.1)%	0.0%
Restructuring related charges	(1)	(2,349)	-	100.0%	(1.0)%	0.0%

Gross Profit		38,008	49,873	(23.8)%	16.8%	20.3%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics		$8,141	9,868	(17.5)%	7.6%	6.8%
Upholstery Fabrics		10,985	11,458	(4.1)%	10.3%	11.5%
Home Accessories		3,690	-	100.0%	3.5%	0.0%
Unallocated Corporate expenses		4,800	7,550	(36.4)%	2.1%	3.1%
Subtotal		27,616	28,876	(4.4)%	12.2%	11.8%

Other non-recurring charges	(1)	518	-	100.0%	0.2%	0.0%
Restructuring related charges	(1)	40	-	100.0%	0.0%	0.0%
Selling, General and Administrative Expenses		$28,174	28,876	(2.4)%	12.5%	11.8%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics		$8,910	19,774	(54.9)%	8.3%	13.5%
Upholstery Fabrics		9,044	8,773	3.1%	8.5%	8.8%
Home Accessories		(254)	-	100.0%	(2.2)%	0.0%
Unallocated corporate expenses		(4,800)	(7,550)	(36.4)%	(2.1)%	(3.1)%
Subtotal		$12,900	20,997	(38.6)%	5.7%	8.6%

Other non-recurring charges	(1)	(678)	-	(100.0)%	(0.3)%	0.0%
Restructuring credit and related charges	(1)	(1,563)	-	(100.0)%	(0.7)%	0.0%

Operating income		10,659	20,997	(49.2)%	4.7%	8.6%

Return on Capital (2)

Mattress Fabrics		19.4%	36.7%
Upholstery Fabrics		56.3%	61.1%
Home Accessories		N.M.	N/A
Unallocated Corporate		N/A	N/A
Consolidated		15.7%	26.9%

Capital Employed (2) (3)

Mattress Fabrics		$75,103	75,409	(0.4)%
Upholstery Fabrics		20,614	20,677	(0.3)%
Home Accessories		3,439	-	N.M.
Unallocated Corporate		30,999	13,079	137.0%
Consolidated		$130,155	109,165	19.2%

Depreciation Expense by Segment

Mattress Fabrics		$5,265	5,068	3.9%
Upholstery Fabrics		595	611	(2.6)%
Home Accessories		227	-	100.0%
Depreciation Expense		$6,087	5,679	7.2%

Notes

(1)	See page 9 for detailed description of charges.

(2)	See pages 11 and 12 of this financial information release for calculations.

(3)	The capital employed balances are as of January 27, 2019 and January 28, 2018.

CULP, INC
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE THREE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(UNAUDITED)

	THREE MONTHS ENDED

	As Reported			Adjusted	As Reported			Adjusted
	January 27,			January 27,	January 28,			January 28,
	2019		Adjustments	2019	2018		Adjustments	2018

Gross profit	14,123	(1)	514	14,637	17,603		-	17,603

Selling, general and
administrative expenses	10,038	(3)	(469)	9,569	9,959		-	9,959
Restructuring credit	(214)	(2)	214	-	-		-	-
Income from operations	4,299		769	5,068	7,644		-	7,644

Income before income taxes	4,262		769	5,031	7,516		-	7,516

Income Taxes	1,225	(4)	593	1,818	8,208	(4)	(5,939)	2,269
Net income (loss)	3,060		176	3,236	(748)		5,939	5,191
Plus: Net loss attributable to non-controlling interest	94		-	94	-		-	-
Net income (loss) attributable to Culp Inc. common shareholders	$3,154		176	3,330	(748)		5,939	5,191

Net income (loss) attributable to Culp Inc. common shareholders per share - basic	$0.25		$0.01	$0.27	$(0.06)		$0.48	$0.42
Net income (loss) attributable to Culp Inc. common shareholders per share - diluted	$0.25		$0.01	$0.27	$(0.06)		$0.48	$0.42
Average shares outstanding-basic	12,438		12,438	12,438	12,436		12,436	12,436
Average shares outstanding-diluted	12,465		12,465	12,465	12,436		12,436	12,436

Notes

(1)	The $514 represents restructuring related charges for other operating costs associated with our closed Anderson, SC upholstery fabrics plant facility.

(2)	The $214 restructuring credit represents a $362 gain on the sale of the building and land associated with our closed Anderson, SC upholstery fabrics plant facility, partially offset by a charge of $148 for employee termination benefits.

(3)	The $469 respresents a non-recurring charge associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics plant facility.

(4)	Amounts represent provisional adjustments associated with the TCJA enacted on December 22, 2017.

CULP, INC.
RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS
FOR THE NINE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(UNAUDITED)

	NINE MONTHS ENDED

	As Reported			Adjusted	As Reported			Adjusted
	January 27,			January 27,	January 28,			January 28,
	2019		Adjustments	2019	2018		Adjustments	2018

Gross profit	38,008	(1)	2,508	40,516	49,873		-	49,873

Selling, general and
administrative expenses	28,174	(3)	(558)	27,616	28,876		-	28,876
Restructuring credit	(825)	(2)	825	-	-		-	-
Income from operations	10,659		2,241	12,900	20,997		-	20,997

Income before income taxes	10,485		2,241	12,726	20,416		-	20,416

Income Taxes	3,407	(4)	593	4,000	11,956	(4)	(5,939)	6,017
Loss from investment in unconsolidated joint venture	109		-	109	249		-	249
Net income	6,969		1,648	8,617	8,211		5,939	14,150
Plus: Net loss attributable to non-controlling interest	75		-	75	-		-	-
Net income attributable to Culp Inc. common shareholders	$7,044		1,648	8,692	8,211		5,939	14,150

Net income attributable to Culp Inc. common shareholders per share - basic	$0.56		$0.13	$0.70	$0.66		$0.48	$1.14
Net income attributable to Culp Inc. common shareholders per share - diluted	$0.56		$0.13	$0.69	$0.65		$0.47	$1.12
Average shares outstanding-basic	12,488		12,488	12,488	12,425		12,425	12,425
Average shares outstanding-diluted	12,593		12,593	12,593	12,626		12,626	12,626

Notes

(1)
The $2.5 million represents a restructuring related charge of $1.6 million for inventory markdowns and $784 for other operating costs associated with our closed Anderson, SC plant facility and $159 for employee termination benefits and other operational reorganization costs associated with our mattress fabrics segment.

(2)	The $825 restructuring credit represents a $1.5 million gain on the sale of property, plant, and equipment associated with our closed Anderson, SC upholstery fabrics plant facility, partially offset by a charge of $661 for employee termination benefits.

(3)	The $558 consists of a non-recurring charge totaling $469 that was associated with the accelerated vesting of certain stock-based compensation agreements. Of this $469 non-recurring charge, $429 and $40 pertain to unallocated corporate expenses and a restructuring related charge associated with our closed Anderson, SC upholstery fabrics plant facility. Additionally, the $558 consists of a non-recurring charge of $89 for employee termination benefits and operational reorganization costs associated with our mattress fabrics segment.

(4)	Amounts represent provisional adjustments associated with the TCJA enacted on December 22, 2017.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	4/29/2018	7/29/2018	10/28/2018	1/27/2019	1/27/2019

Net income	$12,666	$965	$2,944	$3,060	$19,635
Income taxes	(6,217)	906	1,276	1,225	(2,810)
Interest income, net	(117)	(128)	(134)	(251)	(630)
Other non-recurring charges	-	-	249	429	678
Restructuring expense (credit) and related charges	-	2,014	(791)	340	1,563
Depreciation and amortization expense	2,096	2,160	2,287	2,232	8,775
Stock based compensation	(210)	(501)	395	479	163
Adjusted EBITDA	$8,218	$5,416	$6,226	$7,514	$27,374
% Net sales	10.5%	7.6%	8.1%	9.7%	9.0%

	Quarter Ended
					Trailing 12
					Months
	4/30/2017	7/30/2017	10/29/2017	1/28/2018	1/28/2018

Net income (loss)	$6,198	$4,984	$3,976	$(748)	$14,410
Income taxes	778	1,640	2,108	8,208	12,734
Interest income, net	(134)	(131)	(91)	(101)	(457)
Other non-recurring charges	-	-	-	-	-
Restructuring expense (credit) and related charges	-	-	-	-	-
Depreciation and amortization expense	1,863	1,889	1,990	2,048	7,790
Stock based compensation	739	757	801	864	3,161
Adjusted EBITDA	$9,444	$9,139	$8,784	$10,271	$37,638
% Net sales	12.2%	11.5%	10.9%	12.0%	11.7%
% Over (Under)	-13.0%	-40.7%	-29.1%	-26.8%	-27.3%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED JANUARY 27, 2019
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 27, 2019 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$14,993	$77,132	19.4%
Upholstery Fabrics	11,229	19,945	56.3%
Home Accessories	(254)	1,887	N.M.
(less: Unallocated Corporate)	(6,605)	24,653	N/A
Total	$19,363	$123,617	15.7%

Average Capital Employed	As of the three Months Ended January 27, 2019					As of the three Months Ended October 28, 2018					As of the three Months Ended July 29, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$86,707	43,097	5,607	89,497	224,908	$86,494	37,442	5,203	93,072	222,211	$93,601	37,386	4,463	90,922	226,372
Total liabilities (5)	(11,604)	(22,483)	(2,168)	(21,421)	(57,676)	(9,790)	(19,646)	(1,960)	(23,346)	(54,742)	(12,883)	(17,880)	(1,710)	(27,869)	(60,342)

Subtotal	$75,103	$20,614	$3,439	$68,076	$167,232	$76,704	$17,796	$3,243	$69,726	$167,469	$80,718	$19,506	$2,753	$63,053	$166,030
Less:
Cash and cash equivalents	-	-		(26,418)	(26,418)	-	-		(14,768)	(14,768)	-	-		(8,593)	(8,593)
Short-term investments - Available-For-Sale	-	-		-	-	-	-		-	-	-	-		-	-
Short-term investments - Held-To-Maturity	-	-		(13,544)	(13,544)	-	-		(26,719)	(26,719)	-	-		(30,756)	(30,756)
Long-term investments - Held-To-Maturity	-	-		-	-	-	-		-	-	-	-		-	-
Long-term investments - Rabbi Trust	-	-		(6,834)	(6,834)	-	-		(7,851)	(7,851)	-	-		(7,671)	(7,671)
Deferred income taxes - non-current	-	-		(3,224)	(3,224)	-	-		(3,614)	(3,614)	-	-		(3,721)	(3,721)
Deferred compensation - current	-	-		-	-	-	-		714	714	-	-		-	-
Income taxes payable - current	-	-		642	642	-	-		2,044	2,044	-	-		1,244	1,244
Income taxes payable - long-term	-	-		3,294	3,294	-	-		3,233	3,233	-	-		3,733	3,733
Deferred income taxes - non-current	-	-		2,225	2,225	-	-		2,225	2,225	-	-		2,150	2,150
Line of credit	-	-		-	-	-	-		-	-	-	-		4,000	4,000
Deferred compensation - non-current	-	-		6,782	6,782	-	-		7,120	7,120	-	-		7,679	7,679

Total Capital Employed	$75,103	$20,614	$3,439	$30,999	$130,155	$76,704	$17,796	$3,243	$32,110	$129,853	$80,718	$19,506	$2,753	$31,118	$134,095

	As of the three Months Ended April 29, 2018					As of the three Months Ended January 28, 2018
	Mattress	Upholstery	Home	Unallocated		Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total	Fabrics	Fabrics	Accessories	Corporate	Total

Total assets (4)	$95,061	39,812	-	83,111	217,984	$93,827	43,458	-	79,559	216,844
Total liabilities (5)	(17,335)	(18,679)	-	(18,594)	(54,608)	(18,418)	(22,781)	-	(23,463)	(64,662)

Subtotal	$77,726	$21,133	$-	$64,517	$163,376	$75,409	$20,677	$-	$56,096	$152,182
Less:
Cash and cash equivalents	-	-		(21,228)	(21,228)	-	-		(22,428)	(22,428)
Short-term investments - Available-For-Sale	-	-		(2,451)	(2,451)	-	-		(2,472)	(2,472)
Short-term investments - Held-To-Maturity	-	-		(25,759)	(25,759)	-	-		(17,206)	(17,206)
Long-term investments - Held-To-Maturity	-	-		(5,035)	(5,035)	-	-		(13,625)	(13,625)
Long-term investments - Rabbi Trust	-	-		(7,326)	(7,326)	-	-		(7,176)	(7,176)
Deferred income taxes - non-current	-	-		(1,458)	(1,458)	-	-		(1,942)	(1,942)
Deferred compensation - current	-	-		-	-	-	-		-	-
Income taxes payable - current	-	-		1,437	1,437	-	-		1,580	1,580
Income taxes payable - long-term	-	-		3,758	3,758	-	-		10,940	10,940
Deferred income taxes - non-current	-	-		2,150	2,150	-	-		2,096	2,096
Line of credit	-	-		-	-	-	-		-	-
Deferred compensation - non-current	-	-		7,353	7,353	-	-		7,216	7,216

Total Capital Employed	$77,726	$21,133	$-	$15,958	$114,817	$75,409	$20,677	$-	$13,079	$109,165

	Mattress	Upholstery	Home	Unallocated
	Fabrics	Fabrics	Accessories	Corporate	Total
Average Capital Employed (3)	$77,132	$19,945	$1,887	$24,653	$123,617

Notes:

(1)	See reconciliation per page 13 of this financial information release.

(2)	Return on average capital employed represents the last twelve months operating income as of January 27, 2019, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes payable, line of credit, and current and noncurrent deferred compensation.

(3)	Average capital employed was computed using the quarterly five periods ending January 27, 2019, October 28, 2018, July 29, 2018, April 29, 2018, and January 28, 2018.

(4)	Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on the capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

(5)	Accrued restructuring costs and certain obligations associated with our acquisitions are included in unallocated coporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE TWELVE MONTHS ENDED JANUARY 28, 2018
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 28, 2018 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$26,920	$73,267	36.7%
Upholstery Fabrics	11,289	18,472	61.1%
(less: Unallocated Corporate)	(10,042)	12,856	N/A
Total	$28,167	$104,595	26.9%

Average Capital Employed	As of the three Months Ended January 28, 2018				As of the three Months Ended October 29, 2017				As of the three Months Ended July 30, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$93,827	43,458	79,559	$216,844	$94,626	34,974	71,443	$201,043	$99,190	34,491	74,223	$207,904
Total liabilities	(18,418)	(22,781)	(23,463)	(64,662)	(16,150)	(17,225)	(14,588)	(47,963)	(24,277)	(14,983)	(18,967)	(58,227)

Subtotal	$75,409	$20,677	$56,096	$152,182	$78,476	$17,749	$56,855	$153,080	$74,913	$19,508	$55,256	$149,677
Less:
Cash and cash equivalents	-	-	(22,428)	(22,428)	-	-	(15,739)	(15,739)	-	-	(18,322)	(18,322)
Short-term investments - Available-For-Sale	-	-	(2,472)	(2,472)	-	-	(2,478)	(2,478)	-	-	(2,469)	(2,469)
Short-term investments - Held-To-Maturity	-	-	(17,206)	(17,206)	-	-	(4,015)	(4,015)	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(13,625)	(13,625)	-	-	(26,853)	(26,853)	-	-	(30,907)	(30,907)
Long-term investments - Rabbi Trust	-	-	(7,176)	(7,176)	-	-	(6,921)	(6,921)	-	-	(6,714)	(6,714)
Deferred income taxes - non-current	-	-	(1,942)	(1,942)	-	-	(491)	(491)	-	-	(436)	(436)
Income taxes payable - current	-	-	1,580	1,580	-	-	692	692	-	-	884	884
Income taxes payable - long-term	-	-	10,940	10,940	-	-	487	487	-	-	487	487
Deferred income taxes - non-current	-	-	2,096	2,096	-	-	4,641	4,641	-	-	4,253	4,253
Line of credit	-	-	-	-	-	-	-	-	-	-	5,000	5,000
Deferred compensation	-	-	7,216	7,216	-	-	6,970	6,970	-	-	6,769	6,769

Total Capital Employed	$75,409	$20,677	$13,079	$109,165	$78,476	$17,749	$13,148	$109,373	$74,913	$19,508	$13,801	$108,222

	As of the three Months Ended April 30, 2017				As of the three Months Ended January 29, 2017
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets (4)	$98,087	$32,255	$75,292	$205,634	$90,197	$30,380	$70,479	$191,056
Total liabilities	(27,619)	(16,249)	(13,136)	(57,004)	(23,126)	(11,960)	(13,656)	(48,742)

Subtotal	$70,468	$16,006	$62,156	$148,630	$67,071	$18,420	$56,823	$142,314
Less:
Cash and cash equivalents	-	-	(20,795)	(20,795)	-	-	(15,659)	(15,659)
Short-term investments - Available-For-Sale	-	-	(2,443)	(2,443)	-	-	(2,410)	(2,410)
Short-term investments - Held-To-Maturity	-	-	-	-	-	-	-	-
Long-term investments - Held-To-Maturity	-	-	(30,945)	(30,945)	-	-	(30,832)	(30,832)
Long-term investments - Rabbi Trust	-	-	(5,466)	(5,466)	-	-	(5,488)	(5,488)
Deferred income taxes - non-current	-	-	(419)	(419)	-	-	(422)	(422)
Income taxes payable - current	-	-	287	287	-	-	217	217
Income taxes payable - long-term	-	-	467	467	-	-	1,817	1,817
Deferred income taxes - non-current	-	-	3,593	3,593	-	-	2,924	2,924
Line of credit	-	-	-	-	-	-	-	-
Deferred compensation	-	-	5,520	5,520	-	-	5,327	5,327

Total Capital Employed	$70,468	$16,006	$11,955	$98,429	$67,071	$18,420	$12,297	$97,788

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total
Average Capital Employed (3)	$73,267	$18,472	$12,856	$104,595

Notes:

(1)	See reconciliation per page 13 of this financial information release.

(2)	Return on average capital employed represents the last twelve months operating income as of January 28, 2018, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments - Available- For-Sale, short-term investments Held-To-Maturity, long-term investments Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred income tax assets and liabilities, income taxes payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the five quarterly periods ending January 28, 2018, October 29, 2017, July 30, 2017, April 30, 2017, and January 29, 2017.

(4)	Intangible assets and goodwill are included in unallocated corporate for all periods presented and therefore, have no affect on capital employed and return on capital employed for both our mattress fabrics and upholstery fabrics segments.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATING INCOME (LOSS)
FOR THE TWELVE MONTHS ENDED JANUARY 27, 2019 AND JANUARY 28, 2018
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	4/29/2018	7/29/2018	10/28/2018	1/27/2019	1/27/2019

Mattress Fabrics	$6,088	$2,798	$2,899	$3,208	$14,993
Upholstery Fabrics	2,181	2,527	2,722	3,799	11,229
Home Accessories	-	23	34	(311)	(254)
Unallocated Corporate	(1,805)	(1,259)	(1,913)	(1,628)	(6,605)
Subtotal	6,464	4,089	3,742	5,068	19,363
Other non-recurring charges	-	-	(249)	(429)	(678)
Restructuring (expense) credit and related charges	-	(2,014)	791	(340)	(1,563)

Operating income	$6,464	$2,075	$4,284	$4,299	$17,122

	Quarter Ended (1)				(1)
					Trailing 12
					Months
	4/30/2017	7/30/2017	10/29/2017	1/28/2018	1/28/2018

Mattress Fabrics	$7,153	$6,368	$6,562	$6,837	$26,920
Upholstery Fabrics	2,510	2,895	2,374	3,510	11,289
Unallocated Corporate	(2,493)	(2,299)	(2,547)	(2,703)	(10,042)
Operating income	$7,170	$6,964	$6,389	$7,644	$28,167

% Over (Under)	-9.8%	-70.2%	-32.9%	-43.8%	-39.2%

Notes

(1)	We did not have any restructuring activities or non-recurring charges associated for the three-month periods ending April 30, 2017, July 30, 2017, October 29, 2017, and January 28, 2018.